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                                                                   EXHIBIT 10.1

           POOL ENERGY SERVICES CO. 1999 SENIOR EXECUTIVE BONUS PLAN




1.  Plan Period

    The Plan shall be effective for the calendar year 1999 (the "Plan Period") subject to early termination in accordance with Paragraph 8 hereof.

2.  Purpose

    The purposes of the Plan are to provide additional motivation to management:

    a. to cause the financial performance of Pool Energy Services Co. (the "Company") to be equal to or better than budget;

    b. to cause the Stock Performance of the Company to exceed that of comparable companies; and

    c. to cause the achievement of safety goals.

3.  Eligibility and Participation

    Subject to the provisions of Paragraphs 7 and 8 hereof, the period of an individual's participation in the Plan shall be concurrent with the period of his full-time employment in a position which is designated herein or has been designated by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") as a Participating Position. Full-time employee incumbents of Participating Positions shall be Plan participants ("Participants"). Participating Positions shall include the Company's President ("CEO"); Senior Vice President, Finance ("CFO"); Group Vice Presidents and Senior Vice Presidents in charge of a Group ("GVP"); Vice President and General Counsel ("VPGC"); Vice President, Human Resources ("VPHR"); and the Operations Vice Presidents ("OVP") reporting directly to Senior or Group Vice Presidents.

4.  Administration

    The Plan shall be administered by the Compensation Committee, which may amend or, subject to the provisions of Paragraph 8 hereof, terminate the Plan at any time. The Compensation Committee shall interpret Plan provisions, and such interpretations shall be conclusive. The Compensation Committee may increase or decrease the amount of a bonus award payable to any Participant when in the judgment of the Compensation Committee the bonus award otherwise payable would be excessive or inadequate in view of the Participant's contribution to achieving the purpose of the Plan.



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5.  Calculation of Benefits

    a. For purposes of the calculation of bonus awards hereunder the following definitions shall apply:

       Term                       Definition
       ----                       ----------

       AEBITD* Actual earnings before interest expense, income tax provision (credit), depreciation, amortization, and minority interest of the Company for the Plan Period.

       ANI*                       Actual Net Income of the Company for the Plan
                                  Period.

       ANI (Group)*               Actual Net Income of a Group for the Plan
                                  Period.

       ANI (Operation)*           Actual Net Income of an Operation for the Plan
                                  Period.

       BEBITD Budgeted earnings before interest expense, income tax provision (credit), depreciation, amortization, and minority interest of the Company for the Plan Period as reflected in the Company's approved budget for the Plan
                                  Period.

       BNI                        Budgeted Net Income of the Company for the
                                  Plan Period, as reflected in the Company's approved budget for the Plan Period.

       BNI (Group)                Budgeted Net Income for a Group for the Plan
                                  Period, as reflected in the Company's
                                  approved budget for that Group for the Plan
                                  Period.

       BNI (Operation)            Budgeted Net Income for an Operation for the
                                  Plan Period, as reflected in the Company's
                                  approved budget for that Operation for the
                                  Plan Period.

------------------------

       * AEBITD, ANI, ANI (Group) and ANI (Operation) shall include an accrued amount for bonus awards to be paid under the Plan.



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
       Term                       Definition
       ----                       ----------


       Base Salary                The base salary of a Participant, as
                                  specified in the personnel and payroll
                                  records of the employing subsidiary of the
                                  Company on the date the employee becomes a
                                  Participant.

                                  For employees who are promoted, or otherwise transferred, from one Participating Position to another after the beginning of the Plan
                                  Period, Base Salary for each period of
                                  service in a Participating Position shall be the base salary for the Participant as specified in the personnel and payroll records of the employing subsidiary of the Company on the date the employee assumed each such position or at the beginning of the Plan
                                  Period, whichever is later.

       Dividends                  The total of dividends per share of common
                                  stock paid during the Plan Period.

       Group                      Any one of the following: Eastern U.S.
                                  Operations, Western U. S. Operations, or
                                  International Operations.

                                  The ANI (Group), BNI (Group), SP, and SG applicable to a GVP shall be that of the Group for which the individual has functional responsibility.

       Operation                  Any one of the following: Gulf Offshore
                                  Operation, Alaska Operation, or Middle East
                                  and Asia/Pacific Operation.

                                  The ANI (Operation), BNI (Operation), SP and
                                  SG applicable to an OVP shall be that of the Operation for which the OVP has functional responsibility.



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
       Term                       Definition
       ----                       ----------


       Peer Group                 Baker Hughes Incorporated; BJ Services
                                  Company; Daniel Industries, Inc.; Global
                                  Marine Inc.; Halliburton Company; Helmerich &
                                  Payne, Inc.; Key Energy Group, Inc.;
                                  McDermott International, Inc.; Nabors
                                  Industries, Inc.; Parker Drilling Company;
                                  Petroleum Geo-Services A/S; Pride
                                  International, Inc.; Rowan Companies, Inc.;
                                  Schlumberger Ltd.; Smith International, Inc.;
                                  Tidewater, Inc.; Transocean Offshore, Inc.;
                                  Tuboscope, Inc.; Varco International, Inc.;
                                  Weatherford Inc.; and the Company. If during
                                  the Plan Period a Peer Group company ceases
                                  to exist or changes to such an extent that,
                                  in the opinion of the Compensation Committee,
                                  it no longer qualifies as a Peer Group
                                  company, then the Total Return to
                                  Shareholders for such company shall be deemed
                                  to be the average Total Return to
                                  Shareholders of the other companies in the
                                  Peer Group.


       Safety Goals ("SG")        (1) For domestic operations: The targeted
                                  frequency in the Plan Period of OSHA
                                  Recordable Incidents ("ORI") as defined by
                                  the Occupational Safety and Health Act of
                                  1970 for a Group or Operation approved by the
                                  CEO.

                                  (2) For international operations: The
                                  targeted frequency in the Plan Period of lost-time incidents ("LTI") for a Group or Operation as approved by the CEO.

       Safety Performance ("SP")  (1) For domestic operations: The actual frequency in the Plan Period of ORI reported for a Group or Operation in the Pool Energy
                                  Services Co. Management Report for the Plan
                                  Period.

                                  (2) For international operations: The actual frequency in the Plan Period of LTI as reported for a Group or Operation in the Pool
                                  Energy Services Co. Management Report for the
                                  Plan Period.



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
       Term                       Definition
       ----                       ----------

       Stock Appreciation         The change over the Plan Period in the value
                                  of a share of common stock measured as the
                                  difference between (1) the average of the
                                  closing prices of the stock on the twenty
                                  trading days ended on the last trading day
                                  preceding the Plan Period and (2) the average
                                  of the closing prices of the stock on the
                                  twenty trading days ending on the last
                                  trading day in the Plan Period, all such
                                  closing prices as reported on the principal
                                  securities exchange on which such stock is
                                  listed or admitted to trading, or if a stock
                                  is not listed or admitted to trading on any
                                  such exchange but is traded over-the-counter
                                  and reported on the National Association of
                                  Securities Dealers, Inc. Automated Quotation
                                  System ("NASDAQ") or any similar system then
                                  in use, then as reported on that system.

       Stock Performance          The sum of Dividends and Stock Appreciation
                                  divided by the value of a share of common
                                  stock at the beginning of the Plan Period,
                                  such value to be based on the average of the
                                  closing prices of the stock on the twenty
                                  trading days ended on the last trading day
                                  preceding the Plan Period, with all such
                                  closing prices as reported on the securities
                                  exchange or over-the-counter systems
                                  specified in the preceding paragraph.

    b. Subject to the limitations and restrictions specified in Paragraph 5.i. below, each Participant will be awarded a bonus equal to his or her Base Salary multiplied by the sum of the applicable percentages calculated under:

       (a) Paragraph 5.c.,
       (b) Paragraph 5.d., 5.e. or 5.f. as applicable,
       (c) Paragraph 5.g., and
       (d) Paragraph 5.h. if applicable.



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    c. Stock Performance

                  Condition                                                                  Applicable Percentage
                  ---------                                                                  ---------------------


                                                                                                                   VPGC/
                                                                                                     GVP/          VPHR/
                                                                                      CEO            SVP            OVP
                                                                                      ---            ---            ---

                  (1)  The Stock Performance of the Company exceeds the Stock
                       Performance of six or less of the
                       companies in the Peer Group.                                   None          None           None


                  (2)    The Stock Performance of the Company exceeds the Stock
                         Performance of 7, 8, 9, 10, 11, 12 or 13 of the
                         companies in the
                         Peer Group.  [Target].                                       15.0%         11.25%          8.75%

                  (3)    The Stock Performance of the Company exceeds the Stock
                         Performance of 14 or more of the
                         Companies in the Peer Group.                                 30.0%          22.5%          17.5%


    In the event that a Peer Group company ceases to exist, is acquired by or merged with another entity, or otherwise becomes inappropriate for inclusion in the Peer Group during the Plan Period, such company shall be removed from the Peer Group, and its Stock Performance shall be replaced by the average Stock Performance of the companies remaining in the Peer Group.


    d. BNI Achievement Applicable to Staff Participants

                  Condition                                                                  Applicable Percentage
                  ---------                                                                  ---------------------


                                                                                                                   VPGC/
                                                                                      CEO            CFO           VPHR
                                                                                      ---            ---           ----


                  (1)    ANI is equal to 100% of                                      22.5%         16.875%        13.125%
                         BNI. [Target]



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
                  (2)    ANI is at least equal to 90%          The percentage specified in 5.d.(1) above reduced by:
                         but less than 100% of BNI.
                                                                                                                   VPGC/
                                                             CEO                         CFO                       VPHR
                                                             ---                         ---                       ----


                                                     56.25-(56.25xANI/BNI)     42.1875-(42.1875xANI/BNI)   32.8125-(32.8125xANI/BNI)

                  (3)    ANI is more than 100%                 The percentage specified in 5.d.(1) above increased by:
                         of BNI.

                                                                                                                   VPGC/
                                                         CEO                              CFO                      VPHR
                                                         ---                              ---                      ----


                                                       ANI-BNI                          ANI-BNI                   ANI-BNI
                                                       ------- x 112.5                  ------- x 84.375          ------- x 65.625
                                                         BNI                              BNI                       BNI


    e. BNI Achievement Applicable to GVP

                  Condition                                                                  Applicable Percentage
                  ---------                                                                  ---------------------

                  (1)    ANI is equal to 100% of BNI and                                            6.1875%
                         ANI (Group) is at least equal to
                         BNI (Group).  [Target].

                  (2)    ANI is at least 90% but less than                         The percentage specified in 5.e.(1) above
                         100% of BNI, and ANI (Group)                              reduced by:
                         is at least equal to BNI (Group).
                                                                                   15.46875-(15.46875xANI/BNI)

                  (3)    ANI is more than 100% of BNI,                             The percentage specified in 5.e.(1) above
                         and ANI (Group) is at least                               increased by:
                         equal to BNI (Group).
                                                                                   ANI-BNI
                                                                                   ------- x 30.9375
                                                                                     BNI

                  (4)    ANI (Group) is equal to BNI                               6.1875%
                         (Group). [Target].



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
                  BNI Achievement Applicable to GVP (continued)


                  (5)    ANI (Group) is at least 90%                               The percentage specified in 5.e.(4) above
                         but less than 100% of BNI                                 reduced by:
                         (Group).
                                                                                   15.46875-[15.46875xANI (Group)/ BNI
                                                                                   (Group)]

                  (6)    ANI (Group) is more than 100%                             The percentage specified in 5.e.(4) above
                         of BNI (Group).                                           increased by:

                                                                                   ANI (Group)-BNI (Group)
                                                                                   ----------------------- x 30.9375
                                                                                          BNI (Group)

    f. BNI Achievement Applicable to OVP


                  Condition                                                                  Applicable Percentage
                  ---------                                                                  ---------------------

                  (1)    ANI is equal to 100% of BNI, and                                           4.8125%
                         ANI (Operation) is at least equal to
                         BNI (Operation). [Target].

                  (2)    ANI is at least 90% but less than                         The percentage specified in 5.f.(1) above
                         100% of BNI, and ANI (Operation)                          reduced by:
                         is at least equal to BNI (Operation).
                                                                                           12.03125-(12.03125xANI/BNI)

                  (3)    ANI is more than 100% of BNI,                             The percentage specified in 5.f.(1) above
                         and ANI (Operation) is at least                           increased by:
                         equal to BNI (Operation).
                                                                                   ANI-BNI
                                                                                   ------- x 24.0625
                                                                                     BNI

                  (4)    ANI (Operation) is equal to BNI                           4.8125%
                         (Operation). [Target].

                  (5)    ANI (Operation) is at least 90%                           The percentage specified in 5.f.(4) above
                         but less than 100% of BNI                                 reduced by:
                         (Operation).
                                                                                   12.03125-[12.03125xANI (Operation)/ BNI
                                                                                   (Operation)]



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
                  BNI Achievement Applicable to OVP (continued)


                  (6)    ANI (Operation) is more than 100%                         The percentage specified in 5.f.(4) above
                         of BNI (Operation).                                       increased by:

                                                                                   ANI (Operation)-BNI (Operation)
                                                                                   ------------------------------- x 24.0625
                                                                                            BNI (Operation)

    g. BEBITD Achievement

                  Condition                                                                  Applicable Percentage
                  ---------                                                                  ---------------------

                                                                                                            VPGC/
                                                                    CEO           CFO          GVP          VPHR          OVP
                                                                    ---           ---          ---          ----          ---

                  (1)    AEBITD is equal to 100%
                         of BEBITD. [Target].                      22.5%         16.875%      12.375%      13.125%       9.625%


                  (2)    AEBITD is at least equal to 90%              The percentage specified in 5.g.(1) above reduced by:
                         but less than 100% of BEBITD.
                                                                                               CEO
                                                                                 ---------------------------------
                                                                                    56.25-(56.25xAEBITD/BEBITD)

                                                                                               CFO
                                                                                 ---------------------------------
                                                                                  42.1875-(42.1875xAEBITD/BEBITD)

                                                                                               GVP
                                                                                 ---------------------------------
                                                                                  30.9375-(30.9375xAEBITD/BEBITD)

                                                                                               VPGC/
                                                                                               VPHR
                                                                                 ---------------------------------
                                                                                  32.8125-(32.8125xAEBITD/BEBITD)


                                                                                               OVP
                                                                                 ---------------------------------
                                                                                  24.0625-(24.0625XAEBITD/BEBITD)



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
                  BEBITD Achievement (continued)


                  (3)    AEBITD is more than 100% of                   The percentage specified in 5.g.(1) above increased by:
                         BEBITD.

                                                                                               CEO
                                                                                 ---------------------------------
                                                                                          AEBITD-BEBITD
                                                                                          ------------- x 112.5
                                                                                              BEBITD

                                                                                               CFO
                                                                                 ---------------------------------

                                                                                          AEBITD-BEBITD
                                                                                          ------------- x 84.375
                                                                                              BEBITD

                                                                                               GVP
                                                                                 ---------------------------------
                                                                                          AEBITD-BEBITD
                                                                                          ------------- x 61.875
                                                                                              BEBITD

                                                                                              VPGC/
                                                                                              VPHR
                                                                                 ---------------------------------
                                                                                          AEBITD-BEBITD
                                                                                          ------------- x 65.625
                                                                                              BEBITD

                                                                                               OVP
                                                                                 ---------------------------------
                                                                                          AEBITD-BEBITD
                                                                                          ------------- x 48.125
                                                                                              BEBITD

    h. Safety Achievement

                  Condition                                                                  Applicable Percentage
                  ---------                                                                  ---------------------

                  (1)    SP is equal to SG. [Target].                                     GVP                     OVP
                                                                                          ----                    ---
                                                                                          9.0%                    7.0%



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
                  Safety Achievement (continued)


                  (2)    SP is less than SG.                         The percentage specified in 5.h.(1) above increased
                                                                     by:

                                                                         GVP                                    OVP
                                                                     -------------                         -------------
                                                                     36-(36xSP/SG)                         28-(28xSP/SG)

                  (3)    SP is greater than SG.                      None

       i. Restrictions and Limitations

          The maximum bonus payable to any Participant shall be a percentage of Base Salary which is 120% for the CEO, 90% for the CFO and GVP and 70% for the VPGC, VPHR, and OVP. In addition, the maximum bonus payable for achieving and exceeding each of the targets in the Plan is limited to twice the amount that would be payable for achieving that target. Bonus amounts calculated in accordance with the applicable provisions of Paragraphs 5.c., 5.d., 5.e., 5.f., 5.g., and 5.h., hereof will be reduced as necessary so as not to exceed the limitations of this Paragraph 5.i.

    6. Payment of Bonus Awards

       A Participant's bonus award shall be paid in a single payment, less applicable withholding taxes, no later than 75 days after the end of the Plan Period, provided, however, that at the discretion of the Compensation Committee, payment may be in cash or in a combination of cash and shares of common stock of the Company. In the event of the latter, not less than 50% of the bonus award due will be paid in cash and the remainder (the "Remainder") will be paid in Restricted Stock or Bonus Stock under the provisions of the Pool Energy Services Co. 1993 Employee Stock Incentive Plan (the "Stock Plan"). The number of shares so awarded will be determined on the basis of the Fair Market Value, as defined in the Stock Plan, on the final trading day of the Plan Period, or such other date as the Compensation Committee shall determine, and will be a number of shares, the aggregate Fair Market Value of which equals 115% of the Remainder.

    7. Termination of Employment

       a. In the event of a Participant's becoming employed in, terminated from, reassigned to or reassigned from a Participating Position during the Plan Period, any bonus award shall be prorated for the portion of the Plan Period he was employed in the Participating Position, and such prorated amount shall be paid when due except that no bonus award whatsoever shall be payable to Participants whose employment is terminated during the Plan Period for reasons other than death, total disability, retirement or redundancy. Bonus awards due to Participants who die during the Plan Period shall be paid to the beneficiary designated by the Participant for Company sponsored life insurance.

       b. Notwithstanding anything in Paragraph 7.a. to the contrary, no bonus award shall be paid pursuant to this Plan to a Participant whose employment is terminated during the Plan Period if such Participant is entitled to receive payments pursuant to a Change in Control Agreement with the



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       Company ("CIC Severance Payments") as a result of such termination of employment, and the prorated bonus awards referred to in Paragraph 7.a. shall apply only to Participants who do not become entitled to receive CIC Severance Payments during the Plan Period.

    8. Termination of Plan

       The Plan may be terminated at any time. No termination of the Plan shall affect the Company's obligation with respect to any bonus theretofore accrued. In the event of Plan termination the Plan Period shall end on the effective date of the termination of the Plan.